UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2014

ANTRIABIO, INC.
(Name of registrant in its charter)

Delaware	000-54495	27-3440894
(State or jurisdiction	(Commission File	(IRS Employer
of incorporation or	Number)	Identification No.)
organization)

890 Santa Cruz
Menlo Park, CA 94025
 (Address of principal executive offices)

(650) 241-9330
 (Registrant's telephone number)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

PIPE TRANSACTION

On April 1, 2014, AntriaBio, Inc. (the “Company”, “we”, “us” and “our”) completed an initial close (the “Initial Close”) of a private placement transaction (the “PIPE Financing” or the “Qualified Financing”) with approximately 82 accredited investors (each an “Investor” and collectively, the “Investors”). In connection with the Initial Close of the PIPE Financing, we entered into Subscription Agreements (collectively, the “Subscription Agreements”) by and between us and each Investor in which we issued to the Investors an aggregate of 28,063,323 units of the Company (each a “Unit” and collectively, the “Unit”).  Each Unit consists of one share of our common stock (an “Offered Share”) and one transferable common share purchase warrant (a “Warrant”).  Each whole Warrant entitles the holder to purchase one share of our common stock (a “Warrant Share”) at a price of $0.39 per Warrant Share at any time until 5:00 p.m. (Pacific Time) on the date that is thirty-six (36) months following the Initial Close of the PIPE Financing.  We received gross cash proceeds of $7.3 million, excluding placement agent compensation, transaction costs, fees and expenses in the Initial Close of the PIPE Financing.

In addition to the offer and sale of the aforementioned securities, we also issued to Investors that invested in the bridge note financing (the “Bridge Investors”) that we commenced in December 2013 (the “Bridge Financing”), an additional one-half of one common share purchase warrant (a “Bridge Incentive Warrant”) for their participation in the PIPE Financing for up to 150% of each dollar such Bridge Investor invested in the Bridge Financing.  Each whole Bridge Incentive Warrant entitles the holder to purchase one share of our common stock (a “Bridge Incentive Warrant Share”) at a price of $0.39 per Bridge Incentive Warrant Share at any time until 5:00 p.m. (Pacific Time) on the date that is thirty-six (36) months following the Initial Close of the PIPE Financing.

The foregoing description of the Warrants, the Bridge Incentive Warrants and the Subscription Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Warrant, the form of the Bridge Incentive Warrant, and the Subscription Agreement, which are attached hereto as Exhibits 4.1, 4.2 and 10.1, respectively, to this Current Report on Form 8-K.

KONUS REPAYMENT AGREEMENT

On March 26, 2014, we entered into a repayment agreement (the “Repayment Agreement”) with Konus Advisory Group, Inc. (“Konus”).  Pursuant to the terms of the Repayment Agreement, we agreed to repay to Konus $1,182,644, representing the total amounts due and owing to Konus for services rendered by Konus and its consultants to the Company (the “Balance”) as set forth in the Konus Agreements (as defined in the Repayment Agreement) through, (i) the issuance of $275,000 worth of shares of our common stock (the “Payment Shares”) with such Payment Shares to be valued at $0.26 per share and (ii) a cash payment or series of cash payments totaling $907,644 to be paid at such time as mutually agreed to by Konus and the Company.

The foregoing description of the Repayment Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Repayment Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K.

CHIEF SCIENTIFIC OFFICER AMENDED AND RESTATED EMPLOYMENT AGREEMENT

On March 26, 2014, we entered into an amended and restated employment agreement (the “ CSO Amended and Restated Employment Agreement”) with our Chief Scientific Officer, Sankaram Mantripragada, amending the CSO Employment Agreement between the Company and Dr. Mantripragada dated April 1, 2012 (the “CSO Employment Agreement”).  The CSO Amended and Restated Employment Agreement amends the CSO Employment Agreement to remove the pension benefit owed to Dr. Mantripragada  such that Dr. Dr. Mantripragada is no longer entitled to a pension benefit at the age of 65 equal to one-month’s salary for each year of employment.

The foregoing description of the CSO Amended and Restated Employment Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K.

CHIEF EXECUTIVE OFFICER AMENDED AND RESTATED EMPLOYMENT AGREEMENT

On March 26, 2014, we entered into an amended and restated employment agreement (the “Amended and Restated Employment Agreement”) with our Chief Executive Officer, Nevan Elam, amending the Employment Agreement between the Company and Mr. Elam dated June 18 2012 (the “Employment Agreement”).  The Amended and Restated Employment Agreement provides, among other things, for: (i) an increase in Mr. Elam’s base salary from $230,000 to $390,000; (ii) a termination of the bonus due to Mr. Elam under the Employment Agreement upon the Company raising at least $5,000,000 in an equity financing; and (iii) a termination of the car allowance granted to Mr. Elam under the Employment Agreement.

The foregoing description of the Amended and Restated Employment Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Amended and Restated Employment Agreement, which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K.

RULE 135C NOTICE

We are providing this Current Report on Form 8-K in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. Any securities that may be offered pursuant to the PIPE Financing or any agreement related thereto including, but not limited to, the Subscription Agreement or any other agreement have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 1.02 Termination of a Material Definitive Agreement

HOWE EMPLOYMENT AGREEMENT

As previously disclosed in our Current Report on Form 8-K filed with the SEC on December 19, 2013, Mr. Steve Howe resigned as Chairman of our board of directors.  In connection with Mr. Howe’s resignation, on March 26, 2014, we entered into a termination agreement dated effective January 1, 2014 with Mr. Howe (the “Howe Termination Agreement”) to terminate Mr. Howe’s employment agreement dated April 1, 2012, as amended (the “Howe Employment Agreement”).  The Howe Termination Agreement provides for: (i) the termination of the Howe Employment Agreement; (ii) the waiver of any notice provisions set forth in the Howe Employment Agreement; (iii) the release of any obligations owed to or from either Mr. Howe or the Company under the Howe Employment Agreement; and (iv) the waiver of any amounts due and owing to Mr. Howe under the Howe Employment Agreement.

The foregoing description of the Howe Termination Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Howe Termination Agreement, which is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K.

HUH CONSULTING AGREEMENT

On March 26, 2014, we entered into a termination agreement dated effective January 1, 2014 with Dr. Hoyoung Huh (the “Huh Termination Agreement”) to terminate Dr. Huh’s consulting agreement dated July 1, 2012, as amended (the “Consulting Agreement”).  The Huh Termination Agreement provides for the following: (i) the termination of the Consulting Agreement; (ii) the waiver of any notice provisions set forth in the Consulting Agreement; (iii) the release of any obligations owed to or from either Dr. Huh or the Company under the Consulting Agreement; and (iv) the waiver of any amounts due and owing to Dr. Huh under the Consulting Agreement.

The foregoing description of the Huh Termination Agreement is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Huh Termination Agreement, which is attached hereto as Exhibit 10.6 to this Current Report on Form 8-K.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financing Obligation or an Obligation under an Off-Balance Sheet Arrangement

As previously disclosed in our Current Report on Form 8-K filed by with the SEC on February 6, 2013, we entered into a share exchange and reorganization agreement (the “Share Exchange Agreement”) by and among the Company, its wholly-owned subsidiary, AntriaBio Delaware Inc. (“Antria Delaware”), and the beneficial stockholders of Antria Delaware. As part of our obligations under the Share Exchange Agreement, we agreed to assume any outstanding options, warrants or convertible securities of Antria Delaware, including the 2010 Notes (as defined below), the 2011 Notes (as defined below) and the 2012 Notes (as defined below).

2010 NOTES

During 2010, Antria Delaware issued 8% Convertible Promissory Notes (the “2010 Notes”) for which principal and interest were due two (2) years after issuance. The 2010 Notes may convert into shares of our common stock upon the closing of a qualified financing. The conversion price for the 2010 Notes is 65% of the price paid by the investors in the qualified financing.  On December 16, 2013, we sent notices (the “2010 Note Notice”) to the holders of the 2010 Notes (the “2010 Note Holders”) requesting that each 2010 Note Holder amend their 2010 Note to, (i) change the conversion price of the note to $0.25 per share and (ii) require the mandatory conversion of the principal, interest and loan fee at the time of the closing of an equity financing of at least $3,000,000.  As of March 31, 2014, 2010 Note Holders representing the aggregate principal outstanding amount of $43,750 agreed to amend their 2010 Notes pursuant to the terms of the 2010 Note Notice.  Pursuant to the terms of the 2010 Notes and the 2010 Note Notice, the Initial Close of the PIPE Financing constitutes a “qualified financing” as a result, we will convert the outstanding principal, interest and loan fee due and owing to the 2010 Note Holders that signed the 2010 Note Notice and issue an aggregate 403,164 shares of our common stock (the “2010 Note Conversion Shares”) to such 2010 Note Holders. We may also issue up to a maximum of 2,723,282 shares of common stock if all 2010 Note Holders elect to convert their principal, interest and loan fee.  In the event the remaining 2010 Note Holders do not elect to convert their interest and loan  fee into 2010 Note Conversion Shares, we will be required to pay an aggregate of $244,208 to such 2010 Note Holders.

2011 NOTES

During 2011, Antria Delaware issued 8% Convertible Promissory Notes (the “2011 Notes”) for which principal and interest were due one (1) year after issuance. The 2011 Notes may convert into shares of our common stock and one common stock purchase warrant to purchase shares of our common stock upon the closing of a qualified financing. The conversion price for the 2011 Notes is 65% of the price paid by the investors in the qualified financing and the warrant exercise price is equal to 135% of the conversion price per share.  The warrants issued upon the conversion of the 2011 Notes will be exercisable for a period of five years from the closing of the qualified financing.  On December 16, 2013, we sent notices (the “2011 Note Notice”) to the holders of the 2011 Notes (the “2011 Note Holders”) requesting that each 2011 Note Holder amend their 2011 Note to, (i) change the conversion price of the note to $0.25 per share and (ii) require the mandatory conversion of the principal and interest at the time of the closing of an equity financing of at least $3,000,000.  As of March 31, 2014, 2011 Note Holders representing the aggregate principal outstanding amount of $2,295,000 agreed to amend their 2011 Notes pursuant to the terms of the 2011 Note Notice.  Pursuant to the terms of the 2011 Notes and the 2011 Note Notice, the Initial Close of the PIPE Financing constitutes a “qualified financing” as a result, we will convert the outstanding principal and interest due and owing to the 2011 Note Holders that signed the 2011 Note Notice and issue an aggregate 11,228,280 shares of our common stock (the “2011 Note Conversion Shares”) and 35 common stock purchase warrants (the “2011 Note Conversion Warrants”) to purchase 19,164,828 shares of our common stock to such 2011 Note Holders.  We may also issue up to a maximum of 343,474 additional shares of common stock and two (2) common stock purchase warrants to purchase up to 686,948 shares of our common stock if all 2011 Note Holders elect to convert their principal and interest.

The foregoing description of the 2011 Note Conversion Warrant is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the 2011 Note Conversion Warrants, which is attached hereto as Exhibit 4.3 to this Current Report on Form 8-K.

2012 NOTES

During 2012, Antria Delaware issued 8% Promissory Note Convertible Notes (the “2012 Notes”) for which principal and interest were due one (1) year after issuance. The 2012 Notes may convert into shares of our common stock and one common stock purchase warrant upon the closing of a qualified financing. The conversion price for the 2012 Notes is the lower of 50% of the price per share of common stock in the qualified financing or $0.75 per share. With each share of common stock received, the investor will also receive a warrant to purchase one share of common stock at 150% of the price per common stock at the time the note is converted.  On December 16, 2013, we sent notices (the “2012 Note Notice”) to the holders of the 2012 Notes (the “2012 Note Holders”) requesting that each 2012 Note Holder amend their 2012 Note to, (i) change the conversion price of the note to $0.25 per share and (ii) require the mandatory conversion of the principal and interest at the time of the closing of an equity financing of at least $3,000,000.  As of March 31, 2014, 2012 Note Holders representing the aggregate principal outstanding amount of $625,000 agreed to amend their 2012 Notes pursuant to the terms of the 2012 Note Notice.  Pursuant to the terms of the 2012 Notes and the 2012 Note Notice, the Initial Close of the PIPE Financing constitutes a “qualified financing” as a result, we will convert the outstanding principal and interest due and owing to the 2012 Note Holders that signed the 2012 Note Notice and  issue an aggregate 2,770,012 shares of our common stock (the “2012 Note Conversion Shares”) and four (4) common stock purchase warrants (the “2012 Note Conversion Warrants”) to purchase 2,778,275 shares of our common stock to such 2012 Note Holders.  We may also issue up to a maximum of 854,762 additional shares of common stock and three (3) common stock purchase warrants to purchase up to 854,762 shares of our common stock if all additional 2012 Note Holders elect to convert their principal and interest.

The foregoing description of the 2012 Note Conversion Warrant is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the 2012 Note Conversion Warrants, which is attached hereto as Exhibit 4.4 to this Current Report on Form 8-K.

KONUS NOTE

As set forth on our Current Report on Form 8-K filed with the SEC on November 15, 2013, on November 14, 2013, we issued a 14% promissory note in the principal amount of $250,000 (the “Konus Note”) to Konus in order to evidence funds Konus loaned to the Company. Pursuant to the terms of the Konus Note, the principal balance of the Note is due at the earlier of, (i) November 1, 2014 or (ii) ten days after the closing of an equity financing that raises at least three million dollars.   As set forth in Item 1.01 of this Current Report on Form 8-K, on March 31, 2014, we completed the Initial Close of the PIPE Financing for aggregate proceeds of approximately $5 million.  As a result, we will pay the outstanding principal and interest on the Konus Note within ten (10) days after the Initial Close of the PIPE Financing and we will issue to Konus a warrant (the “Konus Warrant”) to purchase 234,700 shares of our common stock (the “Konus Warrant Shares”) at an exercise price of $1.25 per Konus Warrant Share for a period of five (5) years from the issuance of the Konus Warrant.

The foregoing description of the Konus Warrant is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Konus Warrant, which is attached as Exhibit 4.5 to this Current Report on Form 8-K.  The foregoing description of the Konus Note is a summary of the material terms thereof and is qualified in its entirety by the complete text of the Konus Note, which is attached as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on November 15, 2013 and incorporated herein by reference in its entirety.

BRIDGE FINANCING NOTES

As disclosed in our Current Report on Form 8-K filed with the SEC on January 16, 2014, in connection with the Bridge Financing, we issued 8% convertible notes (the “Bridge Financing Notes”) in an aggregate principal amount of $2,703,000. In accordance with the terms of the Bridge Financing Notes, in the event we issue equity securities in a transaction or series of related transactions resulting in aggregate gross proceeds to us of at least $3,000,000, the Bridge Financing Notes and any accrued but unpaid interest thereon will automatically convert into equity securities (the “Bridge Financing Note Conversion Shares”) issued pursuant to the “qualified financing” at a conversion price equal to $0.21 per share.  Pursuant to the terms of the Bridge Financing Notes, the Initial Close of the PIPE Financing constitutes a “qualified financing”, as a result, we will issue an aggregate 13,121,025 shares of our common stock to the Bridge Investors as conversion of their Bridge Financing Notes.

The foregoing description of the Bridge Financing Notes is a summary of the material terms thereof and is qualified in its entirety by the complete text of the form of the Bridge Financing Note, which is attached as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on January 16, 2014 and incorporated herein by reference in its entirety.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Items 1.01 and 2.04 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  The sale and issuance of the Offered Shares, the Warrants, the Bridge Incentive Warrants, the Payment Shares, the 2010 Note Conversion Shares, the 2011 Note Conversion Shares, the 2011 Note Conversion Warrants, the 2012 Note Conversion Shares, the 2012 Note Conversion

Warrants, the Konus Warrant and the issuance of shares of our common stock upon the exercise or conversion thereof have been determined to be exempt from registration under the Securities Act, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering, in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The information set forth in Item 1.01 under the caption “CHIEF EXECUTIVE OFFICER AMENDED AND RESTATED EMPLOYMENT AGREEMENT” of this Current Report on Form 8-K is incorporated by reference into this Item 5.02(e).

Item 9.01 Financial Statements and Exhibits

EXHIBIT	DESCRIPTION
4.1	Form of Warrant
4.2	Form of Bridge Incentive Warrant
4.3	Form of 2011 Note Conversion Warrant
4.4	Form of 2012 Note Conversion Warrant
4.5	Form of Konus Warrant
10.1	Form of Subscription Agreement
10.2	Repayment Agreement
10.3	CSO Amended and Restated Employment Agreement
10.4	Amended and Restated Employment Agreement
10.5	Howe Termination Agreement
10.6	Huh Termination Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTRIABIO, INC.

DATE: April 1, 2014	By:	/s/ Nevan Elam
Nevan Elam Chief Executive Officer & Chairman of the Board

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
4.1	Form of Warrant
4.2	Form of Bridge Incentive Warrant
4.3	Form of 2011 Note Conversion Warrant
4.4	Form of 2012 Note Conversion Warrant
4.5	Form of Konus Warrant
10.1	Form of Subscription Agreement
10.2	Repayment Agreement
10.3	CSO Amended and Restated Employment Agreement
10.4	Amended and Restated Employment Agreement
10.5	Howe Termination Agreement
10.6	Huh Termination Agreement